EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HEALTHMED SERVICES LTD. (the "Company") on Form 10-Q for the period ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Jan Popovic, President, Secretary, Treasurer, Chief Financial Officer, principal accounting officer, principal financial officer, of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 23, 2010

By: /s/ John Jan Popovic
John Jan Popovic
President, Secretary, Treasurer,
Chief Financial Officer,
principal accounting officer,
principal financial officer